Exhibit 1

JOINT FILING AGREEMENT

September 13, 2013

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned (each a “Reporting Person”) hereby agrees to the joint filing on behalf of each of the Reporting Persons of a Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $0.001 per share, of Lighting Science Group Corporation, a Delaware corporation, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.

Each of the Reporting Persons agrees that each party hereto is responsible for the timely filing of such Schedule 13D (including any and all amendments thereto) and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness and accuracy of the information concerning any other party, unless such party actually knows that such information is incorrect.

This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

Cleantech Europe II (A) L.P.

By: Cleantech II General Partner L.P., as General Partner
By: Cleantech II General Partner Limited, as General Partner

By: *
Name: Richard Pereira
Title: Director

Cleantech Europe II (B) L.P.

By: Cleantech II General Partner L.P., as General Partner
By: Cleantech II General Partner Limited, as General Partner

By: *
Name: Richard Pereira
Title: Director

Cleantech II General Partner L.P.

By: Cleantech II General Partner Limited, as General Partner

By: *
Name: Richard Pereira
Title: Director

Cleantech II General Partner Limited

By: *
Name: Richard Pereira
Title: Director

Zouk Capital LLP

By: Zouk Ventures Ltd, as General Partner

By: *
Name: Richard Pereira
Title: Company Secretary

Zouk Ventures Ltd

By: *
Name: Richard Pereira
Title: Company Secretary

Zouk Holdings Limited

By: *
Name: Helen Clare Grant
Title: Director

* /s/ Matthew P. Fisher
Attorney-in-Fact for Reporting Persons pursuant to Power of Attorney